RESOLUTIONS OF COMMITTEE
          APPOINTED BY THE BOARD OF DIRECTORS OF
                BANK OF AMERICA CORPORATION

                   January 17, 2001

     WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $15,000,000,000 of which securities have been registered with the Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-83503 (the "1999 Shelf");

     WHEREAS, the Corporation has issued and sold pursuant to the 1999 Shelf $350,000,000 of its Debt Securities in underwritten public offerings leaving an additional $14,650,000,000 in aggregate principal amount of unallocated Debt Securities, common stock and other securities that may be issued and sold pursuant to the 1999 Shelf;

     WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on June 23, 1999, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Corporation's Debt Securities, common stock and other securities to be offered at the times and on terms to be determined by the Committee;

     WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of ten-year subordinated notes, initially in the principal amount of $3,000,000,000 is advisable and in the best interests of the Corporation; and

     WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

      AUTHORIZATION OF 7.40% SUBORDINATED NOTES, DUE 2011

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions adopted by the Board on June 23, 1999, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Subordinated Trustee"), dated as of January 1, 1995, as supplemented by a First Supplemental Indenture dated as of August 28, 1998 (the "Subordinated Indenture"), the Corporation may issue a series of its subordinated indebtedness initially in the aggregate principal amount of $3,000,000,000, which series of subordinated notes is designated "7.40% Subordinated Notes, due 2011" (the "Subordinated Notes"), and which shall be subject to the terms and entitled to the benefits of the Subordinated Indenture;

     RESOLVED FURTHER, that the Subordinated Notes to be issued and sold under the authority of these resolutions shall be those securities previously authorized by the Board and registered for sale under the 1999 Shelf;

     RESOLVED FURTHER, that the amount of this series of Subordinated Notes shall initially be set at $3,000,000,000, but may be increased at any time within the next 12 months (or as permitted by Internal Revenue Services regulations) upon delivery of a supplemental officers certificate setting forth the terms of such additional amounts;

     RESOLVED FURTHER, that the Subordinated Notes shall bear interest at the rate of 7.40% per annum, which interest shall accrue from January 23, 2001, and be payable semiannually on January 15 and July 15, commencing July 15, 2001; and the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

     RESOLVED FURTHER, that the maturity date of the Subordinated
Notes shall be January 15, 2011;

     RESOLVED FURTHER, that the initial series of Subordinated Notes shall be sold to Banc of America Securities LLC and the other Underwriters (as named in the Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Underwriting Agreement dated as of January 17, 2001 between the Corporation and the Representatives named therein (the "Underwriting Agreement"), who the Committee understands will reoffer the Subordinated Notes for sale in a public offering;

     RESOLVED FURTHER, that the Subordinated Notes shall be sold to the Underwriters on January 23, 2001, at a price of 99.046% of the principal amount, and that the Subordinated Notes shall be initially offered to the public at a price of 99.496% of the principal amount;

     RESOLVED FURTHER, that the Committee was advised by the Underwriters that they will initially offer the Subordinated Notes to certain dealers at the initial public offering price, less a concession not in excess of 0.30% of the principal amount of the Subordinated Notes, and that the Underwriters may allow, and such dealers may reallow, a concession not in excess of 0.25% of such principal amount on sales to other dealers;

     RESOLVED FURTHER, that the Subordinated Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of Clearstream Banking, societe anonyme (successor to Cedelbank, societe anonyme), and Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, in the manner requested by the Representatives (as defined in the Underwriting Agreement), in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about January 23, 2001 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that any Authorized Officer (as described herein) is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the Underwriting Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Subordinated Notes and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

     RESOLVED FURTHER, that, with respect to the Subordinated Notes, a "Business Day" shall mean any day, other than a Saturday or Sunday or a legal holiday in New York, New York, Charlotte, North Carolina or Luxembourg, that is not a day on which banking institutions in New York, New York, Charlotte, North Carolina or Luxembourg are authorized or required by law or regulation to be closed;

      RESOLVED FURTHER, that except in those situations in which the Corporation may become obligated to pay Additional Amounts (as described herein), the Subordinated Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Subordinated Indenture;

     RESOLVED FURTHER, that the Subordinated Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Subordinated Notes, cease to be such an officer prior to the issuance of such Subordinated Notes, the Subordinated Notes so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chief Executive Officer of the Corporation, John E. Mack, Senior Vice President of the Corporation, James T. Houghton, Senior Vice President of the Corporation, James W. Kiser, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

     RESOLVED FURTHER, that pursuant to the provisions of the Subordinated Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Subordinated Notes, upon execution thereof, to be delivered to the Subordinated Trustee under the Subordinated Indenture, or to any agent designated by the Subordinated Trustee, for authentication and delivery by it and to deliver to the Subordinated Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Subordinated Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Subordinated Notes;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the Subordinated Notes (the "Paying Agent"), and as authenticating agent, and that the offices of the Subordinated Trustee located at 101 Barclay Street, 21 West, New York, New York, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the Subordinated Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Subordinated Trustee under the Subordinated Indenture in connection with such duties;

     RESOLVED FURTHER, that whenever the Subordinated Trustee or Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

     RESOLVED FURTHER, that the listing of the Subordinated Notes on the Luxembourg Stock Exchange (the "LSE") is hereby authorized (but shall not be required) and the appointment of the Banque Generale du Luxembourg S.A. as listing agent for such listing purposes is hereby ratified, confirmed and approved;

      RESOLVED FURTHER, that the officers of the Corporation, including John E. Mack, Senior Vice President, James T. Houghton, Senior Vice President, and Karen A. Gosnell, Senior Vice President, or any other Authorized Officer be, and they hereby are authorized to take any and all steps necessary or desirable to accomplish the LSE listing (or to withdraw such application), including the preparation and filing of all requisite applications, fee agreements and documents and the payment of all applicable fees and expenses;

     RESOLVED FURTHER, that the Corporation shall pay as additional interest on the Subordinated Notes such additional amounts ("Additional Amounts") as may be necessary in order that the net payment by the Corporation of the principal of and interest on the Subordinated Notes to a holder who is a Non-United States Person (as hereinafter defined), after deduction for any present or future tax, assessment or governmental charge of the United States, or a political subdivision or authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided for in such Subordinated Note to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply to:

      (i) any tax, assessment or other governmental charge which would not have been so imposed but for:

            (a) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or stockholder of, or a person holding a power over, such holder, if such holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, stockholder or person holding a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein;

             (b) such holder's present or former status as a personal holding company, foreign personal holding company, passive foreign investment company, private foundation or other tax-exempt entity or controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax; or

             (c) such holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

     (ii) any tax, assessment or governmental charge that would not have been imposed or withheld but for the failure of the holder to comply with certification, identification or information reporting requirements under United States income tax laws, without regard to any tax treaty, with respect to the payment, concerning the nationality, residence, identity or connection with the United States of the holder or a beneficial owner of such Subordinated Note, if such compliance is required by United States income tax laws, without regard to any tax treaty, as a precondition to relief or exemption from such tax, assessment or governmental charge;

      (iii) any tax, assessment or governmental charge that would not have been so imposed or withheld but for the presentation by the holder of such Subordinated Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

     (iv) any estate, inheritance, gift, sales, transfer, excise, wealth or personal property tax or any similar tax, assessment or governmental charge;

     (v) any tax, assessment or governmental charge which is payable otherwise than by withholding by the Corporation or the Subordinated Trustee from the payment of the principal of or interest on any Subordinated Note;

    (vi) any tax, assessment or governmental charge required to be withheld from such payment of principal of or interest on any Subordinated Note, if such payment can be made without such withholding or any liability on the part of the Corporation;

    (vii) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Corporation entitled to vote; or

     (viii) any combination of items (i), (ii), (iii), (iv),
(v), (vi) or (vii);

nor shall Additional Amounts be paid with respect to any payment of the principal of or interest on any Subordinated Note to a person other than the sole beneficial owner of such payment or that is a partnership or fiduciary to the extent such beneficial owner, member of such partnership, beneficiary or settlor to the extent either (i) such beneficial owner, member of such partnership or beneficiary or settlor with respect to such fiduciary would not have been entitled to the payment of Additional Amounts had such beneficial owner, member, beneficiary or settlor held its interest in the Subordinated Note directly, or (ii) the person holding the Subordinated Note does not provide a statement in the form, manner and time required by applicable United States income tax laws, from such beneficial owner, member of such partnership, or beneficiary or settlor with respect to such fiduciary concerning its nationality, residence, identity or connection with the United States.

     "Non-United States Person" means any holder of the notes other than a United States person. A "United States Person" means a citizen or resident of the United States, a corporation or a partnership (or other entity treated as a corporation or partnership for federal income tax purposes, including certain limited liability companies) created or organized under the laws of the United States, an estate the income of which is subject to United States federal income tax regardless of its source, or a trust for which one or more United States persons have the authority to control all substantial decisions and for which a court of the United States can exercise primary supervision over the trust's administration;

     RESOLVED FURTHER, that the Subordinated Notes may be redeemed at the option of the Corporation in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days' notice to the Subordinated Trustee and the holders of the Subordinated Notes, if the Corporation has or may become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of the United States or any political subdivision or any authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations after the date of the applicable global prospectus supplement;

     RESOLVED FURTHER, that prior to the publication of any notice of redemption, the Corporation shall deliver to the Subordinated Trustee a certificate signed by the Chief Financial Officer or a Senior Vice President of the Corporation stating that the Corporation is entitled to effect such redemption and setting forth a statement of facts showing the conditions precedent to the right to redeem;

     RESOLVED FURTHER, that the Subordinated Notes so redeemed will be redeemed at 100% of their principal amount together with interest accrued to (but excluding) the date of redemption;

     RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the Subordinated Notes, and to increase the amount of issued and outstanding Subordinated Notes of this series up to the maximum amount authorized hereunder, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Subordinated Notes; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate underwriting agreement; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the Subordinated Notes; and the execution and delivery of necessary closing documents; and

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.